UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2014

Amphastar Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36509	33-0702205
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

11570 6th Street Rancho Cucamonga, California	91730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-9484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws.

Amendment and Restatement of Certificate of Incorporation

On June 26, 2014, Amphastar Pharmaceuticals, Inc., a Delaware corporation (the “Company”), filed an amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering (the “IPO”) of shares of its common stock. The Company’s board of directors and stockholders previously approved the Amended and Restated Certificate effective as of and contingent upon the closing of the Company’s initial public offering. A copy of the Amended and Restated Certificate is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

On June 30, 2014, in connection with the closing of the IPO, amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), previously approved by the Company’s board of directors and stockholders to become effective in connection with the closing of the IPO, became effective. A copy of the Amended and Restated Bylaws is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Amphastar Pharmaceuticals, Inc.
3.2(1)	Amended and Restated Bylaws of Amphastar Pharmaceuticals, Inc.

(1) Previously filed as Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-196097), filed with the Securities and Exchange Commission on May 20, 2014, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amphastar Pharmaceuticals, Inc.

Dated: July 1, 2014
	By:	/s/ Jason B. Shandell
Jason B. Shandell
President

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Amphastar Pharmaceuticals, Inc.
3.2(1)	Amended and Restated Bylaws of Amphastar Pharmaceuticals, Inc.

(1) Previously filed as Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-196097), filed with the Commission on May 20, 2014, and incorporated herein by reference.